EXHIBIT 99.1

COMPUCREDIT REPORTS SECOND QUARTER 2008 RESULTS

ATLANTA, GA, August 5, 2008 – CompuCredit (NASDAQ: CCRT) reported a second quarter 2008 GAAP net loss of $44.9 million, or $0.96 per fully diluted common share, versus a second quarter 2007 GAAP net loss of $11.0 million, or $0.23 per fully diluted common share. The second quarter 2008 GAAP net loss from continuing operations was $42.8 million, or $0.91 per fully diluted common share, as compared to a GAAP net loss of $6.6 million, or $0.14 per fully diluted common share, for the second quarter of 2007.

CompuCredit also reported a second quarter 2008 managed loss of $101.0 million, or $2.16 per fully diluted common share, versus second quarter 2007 managed income of $12.3 million or $0.25 per fully diluted common share. The second quarter 2008 managed loss from continuing operations was $98.9 million, or $2.11 per fully diluted common share, as compared to managed income of $15.8 million from continuing operations, or $0.32 per fully diluted common share, for the second quarter of 2007.

“Our results so far this year have been significantly impacted by our reduced marketing levels from mid-2007,” said David G. Hanna, CompuCredit’s Chairman and Chief Executive Officer. He added that, “As expected, a significant number of credit card accounts added in 2007 reached their peak vintage charge off levels in the first and second quarters of this year. At the end of the second quarter, our 60-plus day delinquency rate stood at its lowest level in two years.”

Reflecting peak charge off vintages of accounts added in mid-2007, CompuCredit’s net interest margin was 12.9 percent in the second quarter of 2008, as compared to 18.9 percent for the second quarter of 2007 and 13.6 percent in the previous quarter, and its adjusted charge-off rate was 19.2 percent in the second quarter of 2008, as compared to 9.0 percent for the second quarter of 2007 and 18.5 percent in the previous quarter. As of June 30, 2008, the 60-plus day delinquency rate was 12.6 percent, versus its historical peak of 18.4 percent at December 31, 2007 and its 13.4 percent level at June 30, 2007.

Various references within this press release and the accompanying financial information are to CompuCredit’s “managed” results, which include the results of its non-securitized receivables, together with the receivables underlying its off-balance-sheet securitization facilities. Financial, operating and statistical data based on these aggregate managed receivables are key to any evaluation of CompuCredit’s performance in managing (including underwriting, valuing purchased receivables, servicing and collecting) the portfolios of receivables reflected on CompuCredit’s balance sheet and underlying its securitization facilities. In allocating CompuCredit’s resources and managing its business, management relies heavily upon financial, operating and statistical data prepared on a so-called “managed basis.” It is also important to analysts, investors and others that CompuCredit provides selected metrics and data on a managed basis because this allows a comparison of CompuCredit to others within the specialty finance industry. Moreover, CompuCredit’s management, analysts, investors and others believe it is critical that they understand the credit performance of the entire portfolio of CompuCredit’s managed receivables because it reveals information concerning the quality of loan originations and the related credit risks inherent within the securitized portfolios and CompuCredit’s retained interests in its securitization facilities.

Managed receivables data assume that none of the credit card receivables underlying CompuCredit’s off-balance-sheet securitization facilities was ever transferred to securitization facilities and present the net credit losses and delinquent balances on the receivables as if CompuCredit still owned the receivables. Reconciliation of the managed receivables data to CompuCredit’s GAAP financial statements requires: (1) recognition that substantially all of CompuCredit’s credit card receivables had been sold in securitization transactions as of June 30, 2008; (2) an understanding that CompuCredit’s managed receivables data are based on billings and actual charge-offs as reported to it through underlying systems of record (i.e., without regard to an allowance for uncollectible loans and fees receivable); (3) a look-through to CompuCredit’s economic share of (or equity interest in) the receivables that it manages for its equity-method investees; (4) removal of CompuCredit’s minority interest holders’ interests in the managed receivables underlying CompuCredit’s GAAP consolidated results; and (5) recognition that CompuCredit’s Fingerhut managed receivables were recorded at a $0 basis in CompuCredit’s GAAP financial statements prior to CompuCredit’s re-securitization of these receivables in September 2006.

* * * * *

Further details regarding CompuCredit’s second quarter 2008 financial performance will be discussed during management’s conference call on Tuesday, August 5, 2008 at 5:00 p.m., Eastern Time. The media and public are invited to listen to the live webcast of the call, accessible on the Internet at www.CompuCredit.com. A replay of the conference call also will be available on the web site.

CompuCredit is a specialty finance company and marketer of branded credit cards and related financial services. CompuCredit provides these services to consumers who are underserved by traditional financial institutions. Through corporate and affinity contributions focused on the underserved and un-banked communities, CompuCredit also uses its financial resources and volunteer efforts to address the numerous challenges affecting its customers. For more information about CompuCredit, visit www.CompuCredit.com.

Contacts

Investor Relations:	Jay Putnam, 770.828.2612, Jay.Putnam@CompuCredit.com

Media Relations:	Tom Donahue, 770.828.1577, Thomas.Donahue@compucredit.com

CompuCredit Corporation and Subsidiaries

Financial, Operating and Statistical Measures

(Unaudited)

(In thousands, except for per share data and percentages)

	As of and for the Three Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007
Common Share Statistics
Net (Loss) Income From Continuing Operations Per Common Share:
Basic	$(0.91)	$0.12	$(0.14)
Diluted	$(0.91)	$0.12	$(0.14)
Loss On Discontinued Operations Per Common Share:
Basic	$(0.05)	$(0.07)	$(0.09)
Diluted	$(0.05)	$(0.07)	$(0.09)
Net (Loss) Income Per Common Share:
Basic	$(0.96)	$0.05	$(0.23)
Diluted	$(0.96)	$0.05	$(0.23)

Book Value Per Common Share Outstanding (Period End)	$15.69	$16.60	$17.20
Stock Price Per Common Share (Period End)	$6.00	$8.87	$35.02
Total Market Capitalization (Period End)	$288,024	$425,157	$1,722,564
Shares Outstanding (Period End)(1)	48,004	47,933	49,188
Weighted Average Shares Outstanding—Basic	46,785	46,742	48,485
Weighted Average Shares Outstanding—Diluted	46,785	46,839	48,485

Average Managed Receivables Statistics (2)
Average Managed Receivables	$3,673,251	$3,986,532	$3,781,505
Average Shareholders’ Equity	$774,486	$794,116	$847,573
GAAP Return On Average Managed Receivables	-4.7%	0.6%	-0.7%
GAAP Return On Average Equity (ROE)	-22.1%	2.8%	-3.1%
Net Interest Margin	12.9%	13.6%	18.9%
Other Income Ratio	6.1%	4.8%	11.8%
Net Charge-Off Rate	20.5%	20.1%	16.3%
Adjusted Charge-Off Rate	19.2%	18.5%	9.0%
Risk Adjusted Margin	-0.8%	-0.6%	21.5%
Operating Ratio	13.9%	13.1%	13.6%

Period-End Managed Receivables Statistics (2)
Total Managed Receivables	$3,581,277	$3,813,040	$3,869,922
Delinquency Rate (60+ days)	12.6%	16.5%	13.4%
Number of Accounts	4,590	4,983	4,969
Shareholders’ Equity	$753,320	$795,652	$846,169
Equity to Managed Receivables Ratio	21.0%	20.9%	21.9%

(1)	Shares outstanding balances exclude 3,651,069 shares that are outstanding at June 30, 2008 and March 31, 2008 and 5,677,950 shares that are outstanding at June 30, 2007 but that are returnable to CompuCredit under the terms of a share lending arrangement.
(2)	Receivables-based statistics are based on continuing operations only.

CompuCredit Corporation and Subsidiaries

Condensed Consolidated Balance Sheets

(Dollars in thousands)

	June 30, 2008	December 31, 2007
	(Unaudited)
Assets
Cash and cash equivalents (including restricted cash of $19,497 at June 30, 2008 and $29,128 at December 31, 2007)	$152,847	$137,526
Securitized earning assets	936,799	1,015,579
Non-securitized earning assets, net:
Loans and fees receivable, net (of $29,119 and $27,199 in deferred revenue and $56,325 and $51,489 in allowances for uncollectible loans and fees receivable at June 30, 2008 and December 31, 2007, respectively)	383,428	357,027
Investments in previously charged-off receivables	25,122	14,523
Investments in securities	5,899	27,714
Deferred costs, net	11,994	14,923
Property at cost, net of depreciation	63,023	84,466
Investments in equity-method investees	59,764	63,023
Intangibles, net	6,998	8,248
Goodwill	96,016	97,169
Prepaid expenses and other assets	63,621	45,247
Assets held for sale	3,643	8,735

Total assets	$1,809,154	$1,874,180

Liabilities
Accounts payable and accrued expenses	$123,534	$159,396
Notes payable and other borrowings	236,855	235,591
Convertible senior notes	500,000	550,000
Deferred revenue primarily from forward flow agreement	23,723	33,277
Current and deferred income tax liabilities	140,783	70,232
Liabilities related to assets held for sale	172	373

Total liabilities	1,025,067	1,048,869

Minority interests	30,767	32,732

Shareholders’ equity
Common stock, no par value, 150,000,000 shares authorized: 60,415,700 shares issued and 51,655,556 shares outstanding at June 30, 2008 (including 3,651,069 loaned shares to be returned); and 61,938,533 shares issued and 53,055,505 shares outstanding at December 31, 2007 (including 5,677,950 loaned shares, 2,026,881 of which were returned subsequent to December 31, 2007 and the remainder of which are to be returned in the future)	—	—
Additional paid-in capital	409,881	409,964
Treasury stock, at cost, 8,760,144 and 8,883,028 shares at June 30, 2008 and December 31, 2007, respectively	(222,876)	(225,457)
Accumulated other comprehensive income	1,454	1,637
Retained earnings	564,861	606,435

Total shareholders’ equity	753,320	792,579

Total liabilities and shareholders’ equity	$1,809,154	$1,874,180

CompuCredit Corporation and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Interest income:
Consumer loans, including past due fees	$24,866	$22,916	$94,123	$47,782	$174,509
Other	1,390	2,083	6,847	3,473	12,344

Total interest income	26,256	24,999	100,970	51,255	186,853
Interest expense	(10,375)	(11,474)	(17,079)	(21,849)	(32,863)

Net interest income before fees and related income on non—securitized earning assets and provision for loan losses	15,881	13,525	83,891	29,406	153,990
Fees and related income on non-securitized earning assets	50,680	55,289	162,650	105,969	326,890
Provision for loan losses	(16,103)	(20,406)	(199,690)	(36,509)	(331,314)

Net interest income, fees and related income on non-securitized earning assets	50,458	48,408	46,851	98,866	149,566

Other operating income:
Fees and related income on securitized earning assets	(61,115)	42,491	71,988	(18,624)	91,690
Servicing income	44,868	48,286	27,191	93,154	46,086
Ancillary and interchange revenues	15,710	15,421	18,563	31,131	30,324
Gain on repurchase of convertible senior notes	28,424	—	—	28,424	—
Equity in income of equity-method investees	6,982	8,474	9,580	15,456	19,299

Total other operating income	34,869	114,672	127,322	149,541	187,399

Other operating expense:
Salaries and benefits	17,908	18,779	17,616	36,687	35,929
Card and loan servicing	69,989	76,438	74,655	146,427	140,725
Marketing and solicitation	17,081	15,859	49,873	32,940	85,662
Depreciation	7,405	9,954	10,093	17,359	19,687
Other	36,307	29,131	31,562	65,438	60,658

Total other operating expense	148,690	150,161	183,799	298,851	342,661

(Loss) income from continuing operations before minority interests and income taxes	(63,363)	12,919	(9,626)	(50,444)	(5,696)
Minority interests	518	(2,019)	(794)	(1,501)	(1,506)

(Loss) income from continuing operations before income taxes	(62,845)	10,900	(10,420)	(51,945)	(7,202)
Income tax benefit (expense)	20,070	(5,387)	3,819	14,683	2,732

(Loss) income from continuing operations	(42,775)	5,513	(6,601)	(37,262)	(4,470)
Discontinued operations:
Loss from discontinued operations before income tax benefit	(3,300)	(4,685)	(6,793)	(7,985)	(13,942)
Income tax benefit	1,155	1,640	2,378	2,795	4,880

Loss from discontinued operations	(2,145)	(3,045)	(4,415)	(5,190)	(9,062)

Net (loss) income	$(44,920)	$2,468	$(11,016)	$(42,452)	$(13,532)

(Loss) income from continuing operations per common share—basic	$(0.91)	$0.12	$(0.14)	$(0.80)	$(0.09)

(Loss) income from continuing operations per common share—diluted	$(0.91)	$0.12	$(0.14)	$(0.80)	$(0.09)

Loss from discontinued operations per common share—basic	$(0.05)	$(0.07)	$(0.09)	$(0.11)	$(0.18)

Loss from discontinued operations per common share—diluted	$(0.05)	$(0.07)	$(0.09)	$(0.11)	$(0.18)

Net (loss) income per common share—basic	$(0.96)	$0.05	$(0.23)	$(0.91)	$(0.27)

Net (loss) income per common share—diluted	$(0.96)	$0.05	$(0.23)	$(0.91)	$(0.27)

CompuCredit Corporation and Subsidiaries

Business Segment Data

(Unaudited)

(In thousands)

Three Months Ended June 30, 2008	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related (loss) income on non-securitized earning assets	$(4,969)	$13,284	$15,234	$19,857	$7,052	$50,458

Total other operating income	$34,459	$410	$—	$—	$—	$34,869

(Loss) income from continuing operations before income taxes	$(72,304)	$7,364	$2,785	$(762)	$72	$(62,845)

Loss from discontinued operations before income taxes	$—	$—	$(2,851)	$—	$(449)	$(3,300)

Loans and fees receivable, gross	$4,850	$25,992	$31,912	$387,137	$18,981	$468,872

Loans and fees receivable, net	$4,850	$20,818	$26,934	$317,153	$13,673	$383,428

Total assets	$1,191,195	$59,117	$97,902	$395,595	$65,345	$1,809,154

Three Months Ended June 30, 2007	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related (loss) income on non-securitized earning assets	$(1,678)	$15,630	$19,990	$10,901	$2,008	$46,851

Total other operating income	$126,268	$467	$—	$587	$—	$127,322

(Loss) income from continuing operations before income taxes	$(23,563)	$10,909	$6,692	$(3,063)	$(1,395)	$(10,420)

Loss from discontinued operations before income taxes	$—	$—	$(4,023)	$—	$(2,770)	$(6,793)

Loans and fees receivable, gross	$956,830	$16,137	$70,402	$286,721	$12,917	$1,343,007

Loans and fees receivable, net	$552,765	$12,760	$67,004	$268,250	$10,124	$910,903

Total assets	$1,498,255	$40,131	$201,467	$352,982	$82,409	$2,175,244

Six Months Ended June 30, 2008	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related (loss) income on non-securitized earning assets	$(13,429)	$35,294	$32,119	$35,669	$9,213	$98,866

Total other operating income	$148,590	$755	$—	$196	$—	$149,541

(Loss) income from continuing operations before income taxes	$(74,486)	$23,423	$7,217	$(4,522)	$(3,577)	$(51,945)

Loss from discontinued operations before income taxes	$—	$—	$(7,036)	$—	$(949)	$(7,985)

Loans and fees receivable, gross	$4,850	$25,992	$31,912	$387,137	$18,981	$468,872

Loans and fees receivable, net	$4,850	$20,818	$26,934	$317,153	$13,673	$383,428

Total assets	$1,191,195	$59,117	$97,902	$395,595	$65,345	$1,809,154

Six Months Ended June 30, 2007	Credit Cards	Investments in Previously Charged-Off Receivables	Retail Micro- Loans	Auto Finance	Other	Total
Net interest income, fees and related income on non-securitized earning assets	$53,540	$33,360	$38,165	$22,493	$2,008	$149,566

Total other operating income	$185,484	$783	$—	$1,132	$—	$187,399

(Loss) income from continuing operations before income taxes	$(31,703)	$22,348	$10,770	$(3,656)	$(4,961)	$(7,202)

Loss from discontinued operations before income taxes	$—	$—	$(7,090)	$—	$(6,852)	$(13,942)

Loans and fees receivable, gross	$956,830	$16,137	$70,402	$286,721	$12,917	$1,343,007

Loans and fees receivable, net	$552,765	$12,760	$67,004	$268,250	$10,124	$910,903

Total assets	$1,498,255	$40,131	$201,467	$352,982	$82,409	$2,175,244

CompuCredit Corporation and Subsidiaries

Managed Earnings and Reconciliation of Reported GAAP Net Income to Managed Earnings

(Unaudited)

(In thousands, except per share data)

	For the Three Months Ended			For the Six Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
GAAP net (loss) income as reported	$(44,920)	$2,468	$(11,016)	$(42,452)	$(13,532)
Securitization adjustment, net of tax	(53,049)	(102,348)	(18,448)	(155,397)	(26,390)
Provision to charge off adjustment, net of tax	(3,023)	(5,393)	41,747	(8,416)	42,746

Managed net loss	$(100,992)	$(105,273)	$12,283	$(206,265)	$2,824

Managed net loss per common share	$(2.16)	$(2.25)	$0.25	$(4.41)	$0.06

	For the Three Months June 30, 2008			For the Three Months June 30, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$24,866	$93,964	$118,830	$94,123	$84,695	$178,818
Net interest expense	(8,985)	3,368	(5,617)	(10,232)	8,009	(2,223)
Provision / charge offs	(16,103)	(160,080)	(176,183)	(199,690)	114,787	(84,903)
Other operating income	85,549	(29,709)	55,840	289,972	(178,383)	111,589
Marketing expense	(17,081)	—	(17,081)	(49,873)	—	(49,873)
Ancillary product expense	(231)	—	(231)	(593)	(2)	(595)
Operating expenses	(131,378)	3,722	(127,656)	(133,333)	5,063	(128,270)
Minority interests	518	(518)	—	(794)	794	—

Pre-tax (loss) income from continuing operations	(62,845)	(89,253)	(152,098)	(10,420)	34,963	24,543
Income tax benefit (expense)	20,070	33,164	53,234	3,819	(12,598)	(8,779)

(Loss) income from continuing operations	(42,775)	(56,089)	(98,864)	(6,601)	22,365	15,764

Pre-tax discontinued operations loss	(3,300)	26	(3,274)	(6,793)	1,438	(5,355)
Income tax benefit of discontinued operations	1,155	(9)	1,146	2,378	(504)	1,874

Loss from discontinued operations	(2,145)	17	(2,128)	(4,415)	934	(3,481)

Net (loss) income	$(44,920)	(56,072)	$(100,992)	$(11,016)	23,299	$12,283

Diluted weighted average shares outstanding	46,785		46,785	48,485		49,069

(Loss) income from continuing operations per common share	$(0.91)	$(1.20)	$(2.11)	$(0.14)	$0.46	$0.32

Loss from discontinued operations per common share	$(0.05)	$—	$(0.05)	$(0.09)	$0.02	$(0.07)

Net (loss) income per common share	$(0.96)	$(1.20)	$(2.16)	$(0.23)	$0.48	$0.25

Gross loans and fees receivable	$468,872	$3,112,405	$3,581,277	$1,343,007	$2,526,915	$3,869,922

	For the Six Months Ended June 30, 2008			For the Six Months Ended June 30, 2007
	GAAP	Adjustments	Managed	GAAP	Adjustments	Managed
Net interest margin on loans receivable	$47,782	$206,672	$254,454	$174,509	$133,883	$308,392
Net interest expense	(18,376)	7,252	(11,124)	(20,519)	14,846	(5,673)
Provision / charge offs	(36,509)	(323,878)	(360,387)	(331,314)	158,902	(172,412)
Other operating income	255,510	(151,996)	103,514	514,289	(292,756)	221,533
Marketing expense	(32,940)	—	(32,940)	(85,662)	—	(85,662)
Ancillary product expense	(575)	—	(575)	(1,078)	—	(1,078)
Operating expenses	(265,336)	6,950	(258,386)	(255,921)	7,888	(248,033)
Minority interests	(1,501)	1,501	—	(1,506)	1,506	—

Pre-tax (loss) income from continuing operations	(51,945)	(253,499)	(305,444)	(7,202)	24,269	17,067
Income tax benefit (expense)	14,683	90,159	104,842	2,732	(8,748)	(6,016)

(Loss) income from continuing operations	(37,262)	(163,340)	(200,602)	(4,470)	15,521	11,051

Pre-tax discontinued operations loss	(7,985)	(727)	(8,712)	(13,942)	1,285	(12,657)
Income tax benefit of discontinued operations	2,795	254	3,049	4,880	(450)	4,430

Loss from discontinued operations	(5,190)	(473)	(5,663)	(9,062)	835	(8,227)

Net (loss) income	$(42,452)	(163,813)	$(206,265)	$(13,532)	16,356	$2,824

Diluted weighted average shares outstanding	46,763		46,763	49,369		49,988

(Loss) income from continuing operations per common share	$(0.80)	$(3.49)	$(4.29)	$(0.09)	$0.31	$0.22

Loss from discontinued operations per common share	$(0.11)	$(0.01)	$(0.12)	$(0.18)	$0.02	$(0.16)

Net (loss) income per common share	$(0.91)	$(3.50)	$(4.41)	$(0.27)	$0.33	$0.06

Gross loans and fees receivable	$468,872	$3,112,405	$3,581,277	$1,343,007	$2,526,915	$3,869,922

				For the Three Months Ended March 31, 2008
				GAAP	Adjustments	Managed
Net interest margin on loans receivable				$22,916	$112,708	$135,624
Net interest expense				(9,391)	3,884	(5,507)
Provision / charge offs				(20,406)	(163,798)	(184,204)
Other operating income				169,961	(122,287)	47,674
Marketing expense				(15,859)	—	(15,859)
Ancillary product expense				(344)	—	(344)
Operating expenses				(133,958)	3,228	(130,730)
Minority interests				(2,019)	2,019	—

Pre-tax income (loss) from continuing operations				10,900	(164,246)	(153,346)
Income tax (expense) benefit				(5,387)	56,995	51,608

Income (loss) from continuing operations				5,513	(107,251)	(101,738)

Pre-tax discontinued operations loss				(4,685)	(753)	(5,438)
Income tax benefit of discontinued operations				1,640	263	1,903

Loss from discontinued operations				(3,045)	(490)	(3,535)

Net income (loss)				$2,468	$(107,741)	$(105,273)

Diluted weighted average shares outstanding				46,839		46,742

Income (loss) from continuing operations per common share				$0.12	$(2.29)	$(2.17)

Loss from discontinued operations per common share				$(0.07)	$(0.01)	$(0.08)

Net income (loss) per common share				$0.05	$(2.30)	$(2.25)

Gross loans and fees receivable				$447,749	$3,365,291	$3,813,040